BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated March 31, 2022

to the Statement of Additional Information (“SAI”)

dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.

Effective immediately, E.G. Woods, Matt Spitznagle and Jason Wulff are added as portfolio managers of the portion of the assets of the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) managed by Eagle Asset Management, Inc. (“Eagle’s Allocated Portion of the Small/Mid Cap Growth Fund”). Betsy Pecor and Matt McGeary continue to serve as portfolio managers of Eagle’s Allocated Portion of the Small/Mid Cap Growth Fund.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

1.

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Small/Mid Cap Growth Fund – Eagle Asset Management, Inc. (“Eagle”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information is shown as of June 30, 2021, unless otherwise noted. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
All Accounts
Betsy Pecor, CFA	0	$0	1	$127.0 million	1,850	[2]	$784.0 million
Matt McGeary, CFA	0	$0	1	$127.0 million	1,850	[2]	$784.0 million
E.G. Woods, CFA[1]	0	$0	1	$134.3 million	229		$796.7 million
Jason Wulff, CFA[1]	0	$0	1	$134.3 million	229		$796.7 million
Matthew Spitznagle, CFA[1]	0	$0	1	$134.3 million	229		$796.7 million

[1]	As of December 31, 2021.
[2]	Includes underlying retail model program accounts.

As of June 30, 2021, for Ms. Pecor and Mr. McGeary and, as of December 31, 2021, for Messrs. Woods, Wulff and Spitznagle, the above-listed portfolio managers did not beneficially own any shares of the Fund.

B.	The entries for William B. Fiala and Michelle M. Keeley in the table included in the section entitled “Trustees and Executive Officers” are replaced with the following:

William E. Fiala (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Chair and Trustee	Indefinite Term; Chair Since January 2020; Trustee Since Inception	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2022); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1994 - 2021).	11	None.

Michelle M. Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002—2010).	11	Independent Director, American Equity Life Holding Company (2020-2022); Independent Director, Federal Home Loan Bank of Des Moines (2015-2021).

C.

The entries for William B. Fiala and Michelle M. Keeley in the sub-section entitled “Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills” under the “Trustees and Executive Officers – Additional Information Concerning the Board of Trustees “ section are replaced with the following:

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones for over 27 years. He has served as a leader of the firm’s Current Business Segment team, a leader of the Advice and Guidance team within the firm’s Client Strategies Group, Director of Portfolio Solutions, and Director of Research. Mr. Fiala also served as Co-Chair of Edward Jones’ Investment Policy Committee for eight years and holds a CFA designation.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc., where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of Graywolf Press. She previously served as a director of American Equity Life Holding Company (“American Equity Life”) and served on the Executive Compensation and Talent Committee, and as Chair of the Investment Committee, of the board of directors of American Equity Life. Ms. Keeley also previously served as a director of the Federal Home Loan Bank of Des Moines (“FHLB”), Chair of the FHLB Board’s Finance and Planning Committee and Chair of the FHLB Board’s Human Resources and Compensation Committee.

D.	The sub-section entitled “Officers of the Trust” in the table under the section entitled “Trustees and Executive Officers” is hereby replaced with the following:

Officers of the Trust
Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Julius A. Drelick III (Born: 1966) 12555 Manchester Road St. Louis, Mo 63131	President	Indefinite Term; Since August 2019	Director, Proprietary Fund Strategy and Management, Edward Jones (since 2016); Previously, Vice President of the Trust (2017-2019); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President and Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).	N/A	N/A

Aaron J. Masek (Born: 1974) 12555 Manchester Road St. Louis, MO 63131	Treasurer	Indefinite Term; Since July, 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A

Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since March 2022	Principal, Compliance, Edward Jones (since 2013); Previously Chief Compliance Officer and Vice President of the Trust (2015-2019).	N/A	N/A

Evan S. Posner (Born: 1979) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since July 2021	Associate General Counsel, Edward Jones (since 2018); Previously, Assistant Secretary of the Trust (2019-2021); Vice President and Counsel, Voya Investment Management (2012 – 2018).	N/A	N/A

James E. Goundrey (Born: 1977) 12555 Manchester Road, St. Louis, MO 63131	Assistant Secretary	Indefinite Term; Since July 2021	Associate General Counsel, Edward Jones (since 2019); Previously, Vice President and Senior Counsel, State Street Global Advisors (2015-2019).	N/A	N/A

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